Exhibit 21


                           SUBSIDIARIES OF THE COMPANY

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                                                  STATE OF INCORPORATION OR
        SUBSIDIARY                                      FORMATION
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
Akron Mall Land, LLC                                      Delaware
APWM, LLC                                                 Georgia
Arbor Place GP, Inc.                                      Georgia
Arbor Place II, LLC                                       Delaware
Arbor Place Limited Partnership                           Georgia
Asheville, LLC                                            North Carolina
BJ/Portland Limited Partnership                           Maine
Bonita Lakes Mall Limited Partnership                     Mississippi
Brookfield Square Joint Venture                           Ohio
Burnsville Minnesota II, LLC                              Minnesota
Burnsville Minnesota, LLC                                 Minnesota
C.H. of Akron II, LLC                                     Delaware
C.H. of Akron, LLC                                        Delaware
Cadillac Associates Limited Partnership                   Tennessee
Capital Crossing Limited Partnership                      North Carolina
Cary Venture Limited Partnership                          Delaware
CBL & Associates Limited Partnership                      Delaware
CBL & Associates Management, Inc.                         Delaware
CBL Holdings I, Inc.                                      Delaware
CBL Holdings II, Inc.                                     Delaware
CBL Jarnigan Road, LLC                                    Delaware
CBL Morristown, LTD.                                      Tennessee
CBL Old Hickory Mall, Inc.                                Tennessee
CBL Terrace Limited Partnership                           Tennessee
CBL/34th Street St. Petersburg Limited Partnership        Florida
CBL/BFW Kiosks, LLC                                       Delaware
CBL/Brookfield I, LLC                                     Delaware
CBL/Brookfield II, LLC                                    Delaware
CBL/Cary I, LLC                                           Delaware
CBL/Cary II, LLC                                          Delaware
CBL/Chapel Hill, LLC                                      Delaware
CBL/Cherryvale I, LLC                                     Delaware
CBL/Citadel I, LLC                                        Delaware
CBL/Citadel II, LLC                                       Delaware
CBL/Columbia I, LLC                                       Delaware
CBL/Columbia II, LLC                                      Delaware
CBL/Columbia Place, LLC                                   Delaware
CBL/DSM, LLC                                              North Dakota
CBL/Eastgate I, LLC                                       Delaware
CBL/Eastgate II, LLC                                      Delaware



                                       1
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                                                  STATE OF INCORPORATION OR
        SUBSIDIARY                                      FORMATION
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CBL/Eastgate Mall, LLC                                    Delaware
CBL/Fayette I, LLC                                        Delaware
CBL/Fayette II, LLC                                       Delaware
CBL/Foothills Plaza Partnership                           Tennessee
CBL/GP Cary, Inc.                                         North Carolina
CBL/GP I, Inc.                                            Tennessee
CBL/GP II, Inc.                                           Wyoming
CBL/GP III, Inc.                                          Mississippi
CBL/GP V, Inc.                                            Tennessee
CBL/GP VI, Inc.                                           Tennessee
CBL/GP, Inc.                                              Wyoming
CBL/High Pointe GP, LLC                                   Delaware
CBL/High Pointe, LLC                                      Delaware
CBL/Huntsville, LLC                                       Delaware
CBL/Imperial Valley GP, LLC                               California
CBL/J I, LLC                                              Delaware
CBL/J II, LLC                                             Delaware
CBL/Jefferson I, LLC                                      Delaware
CBL/Jefferson II, LLC                                     Delaware
CBL/Karnes Corner Limited Partnership                     Tennessee
CBL/Kentucky Oaks, LLC                                    Delaware
CBL/Low Limited Partnership                               Wyoming
CBL/Madison I, LLC                                        Delaware
CBL/Madison I, LLC                                        Delaware
CBL/Marketplace at Flower Mound, LLC                      Texas
CBL/Midland I, LLC                                        Delaware
CBL/Midland II, LLC                                       Delaware
CBL/Monroeville Expansion I, LLC                          Pennsylvania
CBL/Monroeville Expansion II, LLC                         Pennsylvania
CBL/Monroeville Expansion III, LLC                        Pennsylvania
CBL/Monroeville Expansion Partner, L.P.                   Pennsylvania
CBL/Monroeville Expansion, L.P.                           Pennsylvania
CBL/Monroeville I, LLC                                    Delaware
CBL/Monroeville II, LLC                                   Pennsylvania
CBL/Monroeville III, LLC                                  Pennsylvania
CBL/Monroeville Partner, L.P.                             Pennsylvania
CBL/Monroeville, L.P.                                     Pennsylvania
CBL/MSC II, LLC                                           South Carolina
CBL/MSC, LLC                                              South Carolina
CBL/Nashua Limited Partnership                            New Hampshire
CBL/North Haven, Inc.                                     Connecticut
CBL/Northwoods I, LLC                                     Delaware



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                                                  STATE OF INCORPORATION OR
        SUBSIDIARY                                      FORMATION
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CBL/Northwoods II, LLC                                    Delaware
CBL/Old Hickory I, LLC                                    Delaware
CBL/Old Hickory II, LLC                                   Delaware
CBL/Park Plaza GP, LLC                                    Arkansas
CBL/Park Plaza Mall, LLC                                  Delaware
CBL/Park Plaza, Limited Partnership                       Arkansas
CBL/Parkdale Crossing GP, LLC                             Delaware
CBL/Parkdale Crossing, L.P.                               Texas
CBL/Parkdale Mall GP, LLC                                 Delaware
CBL/Parkdale Mall, L.P.                                   Texas
CBL/Parkdale, LLC                                         Texas
CBL/Plantation Plaza, L.P.                                Virginia
CBL/Regency I, LLC                                        Delaware
CBL/Regency II, LLC                                       Delaware
CBL/Richland G.P., LLC                                    Texas
CBL/Richland Mall, L.P.                                   Texas
CBL/Stroud, Inc.                                          Pennsylvania
CBL/Suburban, Inc.                                        Tennessee
CBL/Sunrise Commons GP, LLC                               Delaware
CBL/Sunrise Commons, L.P.                                 Texas
CBL/Sunrise GP, LLC                                       Delaware
CBL/Sunrise Land, LLC                                     Texas
CBL/Sunrise Mall, L.P.                                    Texas
CBL/Sunrise XS Land, L.P.                                 Texas
CBL/Tampa Keystone Limited Partnership                    Florida
CBL/Towne Mall I, LLC                                     Delaware
CBL/Towne Mall II, LLC                                    Delaware
CBL/Uvalde, Ltd.                                          Texas
CBL/Wausau I, LLC                                         Delaware
CBL/Wausau II, LLC                                        Delaware
CBL/Wausau III, LLC                                       Delaware
CBL/Wausau IV, LLC                                        Delaware
CBL/Westmoreland Ground, LLC                              Pennsylvania
CBL/Westmoreland I, LLC                                   Pennsylvania
CBL/Westmoreland II, LLC                                  Pennsylvania
CBL/Westmoreland, L.P.                                    Pennsylvania
CBL/Weston I, LLC                                         Delaware
CBL/Weston II, LLC                                        Delaware
CBL/York Town Center GP, LLC                              Delaware
CBL/York Town Center, LLC                                 Delaware
CBL/York, Inc.                                            Pennsylvania
Charleston Joint Venture                                  Ohio



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                                                  STATE OF INCORPORATION OR
        SUBSIDIARY                                      FORMATION
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Charter Oak Marketplace, LLC                              Connecticut
Chester Square Limited Partnership                        Virginia
Chesterfield Crossing, LLC                                Virginia
Chicopee Marketplace, LLC                                 Massachusetts
Citadel Mall DSG, LLC                                     South Carolina
Coastal Grand, LLC                                        Delaware
Cobblestone Village at Palm Coast, LLC                    Florida
Cobblestone Village at Royal Palm Beach, LLC              Florida
College Station Partners, Ltd.                            Texas
Columbia Joint Venture                                    Ohio
Coolsprings Crossing Limited Partnership                  Tennessee
Cortlandt Town Center Limited Partnership                 New York
Cortlandt Town Center, Inc.                               New York
Courtyard at Hickory Hollow Limited Partnership           Delaware
Creekwood Gateway, LLC                                    Florida
Cross Creek Mall, LLC                                     North Carolina
Crossville Associates Limited Partnership                 Tennessee
CV at North Columbus, LLC                                 Georgia
Development Options, Inc.                                 Wyoming
Development Options/Cobblestone, LLC                      Florida
East Towne Crossing Limited Partnership                   Tennessee
Eastgate Company                                          Ohio
Eastridge, LLC                                            North Carolina
ERMC II, L.P.                                             Tennessee
ERMC III, L.P.                                            Tennessee
ERMC IV, LP                                               Tennessee
ERMC V, L.P.                                              Tennessee
Fashion Square - Orange Park, LLC                         Florida
Fayette Development Property, LLC                         Kentucky
Foothills Mall Associates, LP                             Tennessee
Foothills Mall, Inc.                                      Tennessee
Frontier Mall Associates Limited Partnership              Wyoming
Galileo America, LLC                                      Delaware
Galleria Associates, L.P., The                            Tennessee
Georgia Square Associates, Ltd.                           Georgia
Georgia Square Partnership                                Georgia
Governor's Square Company IB                              Ohio
Governor's Square Company                                 Ohio
Greenbrier Mall, LLC                                      Delaware
Gunbarrel Commons, LLC                                    Tennessee
Harford Mall Business Trust                               Maryland
Henderson Square Limited Partnership                      North Carolina



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                                                  STATE OF INCORPORATION OR
        SUBSIDIARY                                      FORMATION
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Hickory Hollow Courtyard, Inc.                            Delaware
Hickory Hollow Mall Limited Partnership                   Delaware
Hickory Hollow Mall, Inc.                                 Delaware
High Point Development Limited Partnership                North Carolina
High Point Development Limited Partnership II             North Carolina
Honey Creek Mall, LLC                                     Indiana
Houston Willowbrook LLC                                   Texas
Imperial Valley Commons, L.P.                             California
Imperial Valley Mall, L.P.                                California
Imperial Valley Peripheral, L.P.                          California
Janesville Mall Limited Partnership                       Wisconsin
Janesville Wisconsin, Inc.                                Wisconsin
Jarnigan Road II, LLC                                     Delaware
Jarnigan Road Limited Partnership                         Tennessee
Jefferson Mall Company                                    Ohio
Jefferson Mall Company II, LLC                            Delaware
JG Randolph II, LLC                                       Delaware
JG Randolph, LLC                                          Ohio
JG Saginaw II, LLC                                        Delaware
JG Saginaw, LLC                                           Ohio
JG Winston-Salem, LLC                                     Ohio
Kentucky Oaks Mall Company                                Ohio
LaGrange Commons Limited Partnership                      New York
Lakes Mall, LLC, The                                      Michigan
Lakeshore/Sebring Limited Partnership                     Florida
Landing at Arbor Place II, LLC, The                       Delaware
Laredo/MDN Limited Partnership                            Texas
Laredo/MDN Limited Partnership II                         Texas
LeaseCo, Inc.                                             New York
Lebcon Associates                                         Tennessee
Lebcon I, Ltd.                                            Tennessee
Lee Partners                                              Tennessee
Lexington Joint Venture                                   Ohio
Madison Joint Venture                                     Ohio
Madison Plaza Associates, Ltd.                            Alabama
Madison Square Associates, Ltd.                           Alabama
Mall of South Carolina Limited Partnership                South Carolina
Mall of South Carolina Outparcel Limited Partnership      South Carolina
Mall Shopping Center Company, L.P.                        Texas
Maryville Department Stores Associates                    Tennessee
Maryville Partners, L.P.                                  Tennessee
Massard Crossing Limited Partnership                      Arkansas



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                                                  STATE OF INCORPORATION OR
        SUBSIDIARY                                      FORMATION
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MDN/Laredo GP II, LLC                                     Delaware
MDN/Laredo GP, LLC                                        Delaware
Meridian Mall Company, Inc.                               Michigan
Meridian Mall Limited Partnership                         Michigan
Midland Joint Venture                                     Michigan
Montgomery Partners, L.P.                                 Tennessee
Mortgage Holdings II, LLC                                 Delaware
Mortgage Holdings, LLC                                    Delaware
Mortgage Holdings/Eastgate, LLC                           Delaware
NewLease Corp.                                            Tennessee
North Charleston Joint Venture                            Ohio
North Charleston Joint Venture II, LLC                    Delaware
Northpark Mall/Joplin, LLC                                Delaware
Old Hickory Mall Venture                                  Tennessee
Old Hickory Mall Venture II, LLC                          Delaware
Panama City Mall, LLC                                     Delaware
Panama City Peripheral, LLC                               Florida
Park Village Limited Partnership                          Florida
Parkdale Crossing GP, Inc.                                Texas
Parkdale Crossing Limited Partnership                     Texas
Parkdale Mall Associates                                  Texas
Parkway Place Limited Partnership                         Alabama
Parkway Place, Inc.                                       Alabama
Post Oak Mall Associates Limited Partnership              Texas
PPG Venture I, LP                                         Delaware
Property Taxperts, LLC                                    Nevada
Racine Joint Venture                                      Ohio
Racine Joint Venture II, LLC                              Delaware
RC Jacksonville, LC                                       Florida
River Ridge Mall, LLC                                     Virginia
Rivergate Mall Limited Partnership                        Delaware
Rivergate Mall, Inc.                                      Delaware
Salem Crossing Limited Partnership                        Virginia
Sand Lake Corners Limited Partnership                     Florida
Sand Lake Corners, LC                                     Florida
Seacoast Shopping Center Limited Partnership              New Hampshire
Shoppes at Hamilton Place, LLC, The                       Tennessee
Shoppes at St. Clair Square, LLC                          Illinois
Shopping Center Finance Corp.                             Wyoming
Southaven Towne Center, LLC                               Mississippi
Southpark Mall, LLC                                       Virginia
Springdale/Mobile GP II, Inc.                             Alabama



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                                                  STATE OF INCORPORATION OR
        SUBSIDIARY                                      FORMATION
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Springdale/Mobile GP, Inc.                                Alabama
Springdale/Mobile Limited Partnership                     Alabama
Springdale/Mobile Limited Partnership II                  Alabama
Springhill/Coastal Landing, LLC                           Florida
St. Clair Square GP, Inc.                                 Illinois
St. Clair Square Limited Partnership                      Illinois
Sterling Creek Commons Limited Partnership                Virginia
Stoney Brook Landing LLC                                  Kentucky
Stroud Mall LLC                                           Pennsylvania
Sutton Plaza GP, Inc.                                     New Jersey
The Shops at Pineda Ridge, LLC                            Florida
The Village at Newnan Crossing, LLC                       Georgia
Towne Mall Company                                        Ohio
Turtle Creek Limited Partnership                          Mississippi
Twin Peaks Mall Associates, Ltd.                          Colorado
Valley View Mall, LLC                                     Virginia
Vicksburg Mall Associates, Ltd.                           Mississippi
Village at Newnan Crossing LLC, The                       Georgia
Village at Rivergate Limited Partnership                  Delaware
Village at Rivergate, Inc.                                Delaware
Volusia Mall, LLC                                         Florida
Walnut Square Associates Limited Partnership              Wyoming
Waterford Commons of CT II, LLC                           Delaware
Waterford Commons of CT III, LLC                          Connecticut
Waterford Commons of CT, LLC                              Delaware
Wausau Joint Venture                                      Ohio
Westgate Crossing Limited Partnership                     South Carolina
Westgate Mall II, LLC                                     Delaware
Westgate Mall Limited Partnership                         South Carolina
Weston Management Company Limited Partnership             Delaware
Wilkes-Barre Marketplace GP, LLC                          Pennsylvania
Wilkes-Barre Marketplace I, LLC                           Pennsylvania
Wilkes-Barre Marketplace, L.P.                            Pennsylvania
Willowbrook Plaza Limited Partnership                     Maine
York Galleria Limited Partnership                         Virginia
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